UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On July 25, 2024, Wesbanco, Inc. (the “Company”), Wesbanco Bank, Inc. (“Wesbanco Bank”), Premier Financial Corp. (“Premier Financial”) and Premier Bank entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Premier Financial with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement. As a result of the Merger, the separate corporate existence of Premier Financial will cease, and the Company will continue as the surviving corporation in the Merger. The Merger Agreement also provides that, immediately following the completion of the Merger, Premier Bank, an Ohio state-chartered bank and a wholly-owned subsidiary of Premier Financial, will merge with and into Wesbanco Bank, a West Virginia banking corporation and a wholly-owned subsidiary of the Company (the “Bank Merger”), with Wesbanco Bank continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously authorized and approved by the respective Boards of Directors of each of the Company, Wesbanco Bank, Premier Financial and Premier Bank.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Premier Financial shareholders will have the right to receive 0.80 of a share of the Company’s common stock for each share of Premier Financial’s common stock. The exchange ratio is subject to customary anti-dilution adjustments in the event of reorganizations, stock splits, stock dividends, and similar transactions involving the Company’s common stock. In addition, subject to certain contingencies set forth in the Merger Agreement, in the event that Premier Financial does not declare and pay all or any portion of a regular quarterly dividend of $0.31 per share of Premier Financial common stock by reason of Premier Financial’s failure to obtain regulatory non-objection, consent or approval of such quarterly dividend or a related dividend from Premier Bank to Premier Financial, the Company will make a cash payment to Premier Financial’s shareholders at the closing of the Merger on a dollar-for-dollar basis in an amount equal to the total amount of all such foregone dividends, assuming that the number of shares of Premier Financial’s common stock outstanding for each foregone dividend is equal to the number of shares of Premier Financial’s common stock outstanding at the effective time of the Merger.

The Merger Agreement contains customary representations and warranties from both the Company and Premier Financial, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, each party’s obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger (in the case of Premier Financial) or the Merger Agreement and issuance of common stock in connection with the Merger (in the case of the Company) and, in the case of Premier Financial, its non-solicitation obligations relating to alternative acquisition proposals. The Merger Agreement contains certain termination rights for both the Company and Premier Financial and further provides that, upon termination of the Merger Agreement under certain circumstances, Premier Financial may be obligated to pay the Company a termination fee of $37.0 million.

At the effective time of the Merger, four members of Premier Financial’s current Board of Directors will be appointed to the respective Boards of Directors of the Company and Wesbanco Bank.

Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Merger Agreement and the issuance of shares of the Company’s common stock in connection with the Merger by the Company’s shareholders, approval of the Merger by the shareholders of Premier Financial and the receipt of all required regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations, and (3) the receipt by such party of an opinion from its counsel to the effect that the Merger and, in the case of the opinion of the Company’s counsel, the Bank Merger will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

As a condition to the Company’s willingness to enter into the Merger Agreement, all of the directors and executive officers of Premier Financial have entered into voting agreements (each, a “Voting Agreement”) with the Company pursuant to which they have agreed to vote their shares in favor of the Merger. A form of the Voting Agreement is attached as Exhibit A to the Merger Agreement and is incorporated herein by reference.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The foregoing summary of the Merger Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement.

Securities Purchase Agreement

On July 25, 2024, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with several institutional “accredited investors” (the “Investors”), pursuant to which, on the terms and subject to the conditions set forth therein, the Company agreed to issue and sell to the Investors in a private placement an aggregate of 7,272,728 shares of the Company’s common stock (the “Shares”), at a price of $27.50 per Share (the “Private Placement”).

The Private Placement is expected to close on August 1, 2024, subject to the satisfaction or waiver of specified customary closing conditions. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $200.0 million, before deducting estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Private Placement to support the Merger, to maintain appropriate pro forma capital ratios, to pay down borrowings, and for general corporate purposes

The Securities Purchase Agreement contains customary representations, warranties and agreements of each Party. The Company has granted the Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety. The foregoing summary of the Securities Purchase Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated July 25, 2024, pursuant to which the Company agreed to provide customary resale registration rights with respect to the Shares obtained by the Investors pursuant to the Securities Purchase Agreements, subject to certain limitations as set forth in the Registration Rights Agreement. Failure to meet the resale registration statement filings or effectiveness deadlines, and certain other events, set forth in the Registration Rights Agreement may result in the Company’s Payment of liquidated damages in the amount of 1% of the aggregate purchase price paid by the Investors pursuant to the Securities Purchase Agreement.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference in its entirety. The foregoing summary of the Registration Rights Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02.

The offering and sale of the Shares pursuant to the Securities Purchase Agreement are intended to be exempt under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption afforded by Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws.

Item 7.01	Regulation FD Disclosure

The Company will host a conference call and webcast to discuss the Merger Agreement and the Merger on July 26, 2024 at 10:00 a.m. ET. The Company will also discuss its financial results for the second quarter of 2024 on this call. Interested parties can access the live webcast of the conference call through the Investor Relations section of the Company’s website, www.wesbanco.com. Participants can also listen to the conference call by dialing 888-347-6607 (domestic), 855-669-9657 (Canada), or 412-902-4290 (international), and asking to be joined into the Wesbanco call. Interested parties should log in or dial in at least 10 minutes prior to the start time to ensure a connection. A replay of the conference call will be available by dialing 877-344-7529 (domestic), 855-669-9658 (Canada), or 1-412-317-0088 (international), and providing the access code of 1675057. The replay will begin at approximately 12:00 p.m. ET on July 26, 2024 and end at 12 a.m. ET on August 9, 2024. An archive of the webcast will be available for one year on the Investor Relations section of the Company’s website (www.wesbanco.com). The Company has prepared an investor presentation to accompany the call that will be available through the Investor Relations section of its website, www.wesbanco.com. A copy of this investor presentation is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 8.01	Other Events

On July 26, 2024, the Company and Premier Financial issued a press release announcing the signing of the Merger Agreement and the Securities Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statement

The Merger Agreement, form of Voting Agreement, Securities Purchase Agreement and Registration Rights Agreement (collectively, the “Subject Agreements”) have been included in this report to provide investors with information regarding their terms. Except for the status of the Subject Agreements as the contractual documents that establish and govern the respective legal relations among the parties thereto with respect to the transactions described in this report, the Subject Agreements are not intended to be sources of factual, business or operational information about the parties thereto.

The representations, warranties, covenants and agreements made by the parties to the Subject Agreements are made as of specific dates and are qualified and limited, including with respect to the Merger Agreement by information in disclosure schedules that the parties exchanged in connection with the execution of such Merger Agreement. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders. Representations and warranties may be used as a tool to allocate risks between the parties to the Subject Agreements, including where the parties do not have complete knowledge of all facts. Accordingly, the Subject Agreements are included with this filing only to provide investors with information regarding the terms of the Subject Agreements, and not to provide investors with any other factual information regarding the Company, Premier Financial, the Investors, their respective affiliates or their respective businesses. Moreover, information concerning the subject matter of representations and warranties may change after the date of a Subject Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Subject Agreements should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Premier Financial, their respective affiliates or their respective businesses, the Subject Agreements and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Premier Financial and a prospectus of the Company, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Company and Premier Financial make with the SEC.

Forward-Looking Statements

Matters set forth in the exhibits to this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the proposed Merger between the Company and Premier Financial, that are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements in the exhibits to this filing are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to the Company and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting the Company’s operational and financial performance, the businesses of the Company and Premier Financial may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed Merger may not be fully realized within the expected timeframes; disruption from the proposed Merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed Merger may not be obtained on the expected terms and schedule; Premier Financial’s shareholders and/or the Company’s shareholders may not approve the proposed Merger and the shareholders of the Company may not approve the issuance of shares of the Company’s common stock in connection with the Merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in the Company’s 2023 Annual Report on Form 10-K, Premier Financial’s 2023 Annual Report on Form 10-K, and documents subsequently filed by the Company and Premier Financial with the SEC. All forward-looking statements included in this filing are based on information available at the time of the release. Neither the Company nor Premier Financial assumes any obligation to update any forward-looking statement.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Premier Financial and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF THE COMPANY, SHAREHOLDERS OF PREMIER FINANCIAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus will be mailed to shareholders of the Company and shareholders of Premier Financial prior to the respective shareholder meetings, which have not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Joint Proxy Statements/Prospectus, and other related documents are filed by the Company or Premier with the SEC, they may be obtained for free at the SEC’s website at www.sec.gov, and from either the Company’s or Premier Financial’s website at www.wesbanco.com or www.premierfincorp.com, respectively.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Participants in the Solicitation

The Company and Premier Financial and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the respective shareholders of the Company and Premier Financial in connection with the proposed Merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2024 annual meeting of shareholders, as filed with the SEC on March 13, 2024. Information about the directors and executive officers of Premier Financial is set forth in the proxy statement for Premier Financial’s 2024 annual meeting of shareholders, as filed with the SEC on March 18, 2024. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of the respective shareholders of the Company or Premier Financial in connection with the proposed Merger will be included in the Joint Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, the Company or Premier Financial using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

THE RESPECTIVE SHAREHOLDERS OF THE COMPANY AND PREMIER FINANCIAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1	Agreement and Plan of Merger, dated July 25, 2024, by and among Wesbanco, Inc., Wesbanco Bank, Inc., Premier Financial Corp. and Premier Bank.

10.1	Form of Securities Purchase Agreement, dated July 25, 2024, by and among Wesbanco, Inc. and the other parties identified therein.

10.2	Form of Registration Rights Agreement, dated July 25, 2024, by and among Wesbanco, Inc. and the other parties identified therein.

99.1	Presentation by Wesbanco, Inc. for conference call and webcast on July 26, 2024.

99.2	Joint Press Release issued by Wesbanco, Inc. and Premier Financial Corp., dated July 26, 2024, announcing the execution of the Agreement and Plan of Merger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: July 26, 2024	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr.
Executive Vice President and Chief Financial Officer